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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):   OCTOBER 25, 2006


                                   UNIFI, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


            1-10542                                   11-2165495
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     (Commission File No.)                (IRS Employer Identification No.)



                            7201 WEST FRIENDLY AVENUE
                        GREENSBORO, NORTH CAROLINA 27410
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                    (Address of principal executive offices)


                                 (336) 294-4410
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

PURCHASE AGREEMENT

              On October 25, 2006, Unifi Manufacturing, Inc. ("UMI"), a North Carolina corporation and wholly owned subsidiary of Unifi, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Dillon Yarn Corporation, a South Carolina corporation ("Dillon"), pursuant to which UMI will purchase certain assets, and assume certain liabilities, of Dillon related to or used in the textured nylon and polyester yarn businesses of Dillon (the "Acquisition"), for an aggregate purchase price of $65 million, payable in a combination of approximately $44.5 million in cash and approximately 8.3 million shares of common stock of the Company valued at approximately $20.5 million (the "Unifi Stock Consideration"), subject to adjustment. The Acquisition is expected to close in January 2007 (the "Closing").

              In connection with the Acquisition, as of the Closing, the Company and Dillon will enter into a Registration Rights Agreement, a form of which is attached as an exhibit to the Purchase Agreement (the "Registration Rights Agreement"), which provides, among other things, that the Company will grant Dillon certain rights relating to the registration of the Unifi Stock Consideration.

              Copies of the Purchase Agreement and the form of Registration Rights Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, each of which is incorporated herein by reference.


ITEM 8.01     OTHER EVENTS

              On  October  25,  2006,   the  Company  issued  a  press  release
announcing the  Acquisition,  which press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (d)   Exhibits.

              EXHIBIT
              NUMBER      DESCRIPTION
              -------     -----------
                10.1      Asset Purchase Agreement, dated October 25, 2006.

                10.2      Form of Registration Rights Agreement.

                99.1      Press Release, dated October 25, 2006.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           UNIFI, INC.


                                           By: /s/ Charles F. Mccoy
                                               ---------------------------
                                               Name: Charles F. McCoy
                                                     Vice President, Secretary
                                                     and General Counsel


Dated:  October 26, 2006


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                                 EXHIBIT INDEX
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EXHIBIT NO.       DESCRIPTION
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   10.1           Asset Purchase Agreement, dated October 25, 2006.

   10.2           Form of Registration Rights Agreement.

   99.1           Press Release, dated October 25, 2006.